UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 7, 2005  (August 16, 2005)

KIMBALL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506

(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (812) 482-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 16, 2005, the Compensation Committee of Kimball International, Inc. approved long term performance share awards to certain employees. This was reported on Current Report 8-K on August 18, 2005. The 8-K filed on August 18, 2005 is being amended to incorporate the actual award date of September 7, 2005 and to include the form of the award agreement as an exhibit.

Item 1.01 Entry into a Material Definitive Agreement

On August 16, 2005, the Compensation Committee of Kimball International, Inc. approved long term performance share awards to certain employees. The awards went to the following executive officers: James C. Thyen (82,400 Class A shares), Douglas A. Habig (51,900 Class A shares), Robert F. Schneider (13,400 Class A shares), Donald D. Charron (13,400 Class A shares), P. Daniel Miller (13,400 Class A shares), J. Brent Elliott (13,400 Class A shares), John H. Kahle (13,400 Class A shares), Gary W. Schwartz (13,400 Class A shares), Randall L. Catt (13,400 Class A shares) and Michelle R. Schroeder (3,700 Class A shares) pursuant to the Company's 2003 Stock Option and Incentive Plan. The actual award date is September 7, 2005. One-fifth (1/5) of each award vests and is granted annually over the succeeding five fiscal performance years. Each annual performance grant will be independent and attributable solely to actual performance in the year to which it applies. Performance levels are computed under the Company's profit sharing bonus plan. Actual shares issued under the grant will be determined by multiplying the shares under this grant times the percent of bonus earned each fiscal year. The officer must be a full time and eligible employee of the Company at the time shares are issued. For retirement at age 62 or over, disability, death or ineligibility, the officer will receive the pro-rata current year grant based on the number of months in the eligible position and future year grants will be forfeited.  Shares will be withheld in payment of required withholding taxes. This summary is not intended to be complete and is qualified in its entirety by reference to the Form of Long Term Performance Share Award included as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1  Form of Long Term Performance Share Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider

ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer, Treasurer

Date: September 7, 2005

Kimball International, Inc.
Exhibit Index

Exhibit No.      Description
10.1                  Form of Long Term Performance Share Award